SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 12, 2004

                                 GOAMERICA, INC.

               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-29359                22-3693371
----------------------------   ----------------------   --------------------
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
     of Incorporation)                                   Identification No.)

     433 HACKENSACK AVENUE, HACKENSACK NJ             07601
   ----------------------------------------        ---------
   (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code (201) 996-1717

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ITEM 5. OTHER EVENTS

GoAmerica, Inc. (the "Company") received notification from the Nasdaq Listing Qualifications Panel that the Company's temporary exception to the $1.00 minimum closing bid price per share requirement for continued listing on The Nasdaq SmallCap Market (pursuant to Nasdaq's recently amended Marketplace Rule 4310(c)(8)(D)) was extended through May 31, 2004. The Nasdaq Listings Qualifications Panel provided such additional time for compliance by the Company with Marketplace Rule 4310(c)(8)(D) because the Company remains in compliance with all other Nasdaq listing requirements and because the Company filed a preliminary proxy statement with the Securities and Exchange Commission pursuant to which the Company will be seeking shareholder approval of, among other things, granting the Company's Board of Directors the discretion to implement a reverse stock split if such action is required to maintain the Company's listing on the Nasdaq SmallCap Market.

The Company issued a press release on January 13, 2004 with respect to the Nasdaq Listing Qualifications Panel determination described above.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1 Press Release, dated January 13, 2004, issued by GoAmerica, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GOAMERICA, INC.

                                        By: /s/ Daniel R. Luis
                                           -------------------------------------
                                           Daniel R. Luis
                                           Chief Executive Officer

Dated: January 13, 2004


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

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------
   99.1         Press Release, dated January 13, 2004, issued by GoAmerica, Inc.


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